Supplement dated February 22, 2013, to the Wilmington Funds (the “Funds” or the “Trust”)

Prospectus dated August 31, 2012, as supplemented (the “Prospectus”)

1.	Effective February 22, 2013, the information in the Prospectus with respect to the Wilmington Large-Cap Strategy Fund will be amended, supplemented or replaced as follows:

(a)    The following amends and replaces the entire existing text of the “Principal Investment Strategies of the Fund” sections on pages 1 and 83 of the Prospectus.

The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($671 billion as of June 30, 2012), or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/mid-cap), industry sector or security valuation measure (e.g., price/earnings ratio). Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative models to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment advisor’s tactical allocations. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.

Please keep this Supplement for future reference

SP-WT-PRO-001-022213